Exhibit 10.1

WARRANTY DEED

         This Warranty Deed, made the 30th day of June, 1997, by SOUTHWEST MORTGAGE CORPORATION, a Florida corporation, whose post office address is 5623 U.S. Highway 19, Suite 217, New Port Richey, Florida 34652, hereinafter called the Grantor, to MOBILEVEST, INC., whose post office address is 5623 U.S. Highway 19, Suite 217, New Port Richey, Florida 34652, hereinafter called the Grantee. (Wherever used herein the term "Grantee" and "Grantor" include all the parties to this instrument and the heirs, legal representatives, and assigns of individuals, and the successors and assigns of corporations, wherever the context so admits or requires.)

         WITNESSETH, That the Grantor, for and in consideration of the sum of Ten Dollars ($10.00), and other valuable considerations, receipt whereof is hereby acknowledged, hereby grants, bargains, sells, aliens, remises, releases, conveys and confirms unto the Grantee all that certain land situate in Highlands County, State of Florida.

         LOTS 2, 3, 4, 5, 15, 16, 23, 25, 26, 30, 31, 32, 35, 37, 39 and 40, of
         BARNETTE ESTATES, an unrecorded Subdivision, being more particularly described in the Public Records of Citrus County, Florida.

         FOR A COMPLETE LEGAL DESCRIPTION OF EACH INDIVIDUAL LOT, SEE THE ATTACHED EXHIBITS ATTACHED HERETO AND MADE A PART THEREOF.

         Subject to all reservations, easements, restrictions and assessments of record, if any.

         TOGETHER, with all tenements, hereditaments and appurtenances thereto belonging or in anywise appertaining.

         TO HAVE AND TO HOLD, the same in fee simple forever.

         AND the Grantor hereby covenants with said Grantee that the Grantor is lawfully seized of said land in fee simple, that the grantor has good right and lawful authority to sell and convey said land, and hereby warrants the title to said land and will defend the same against the lawful claims of all persons whomsoever; and that said land is free of all encumbrances, except taxes accruing subsequent to December 31, 1998.

         IN WITNESS WHEREOF, the said Grantor has signed and sealed these presents the day and year first above written

Signed, sealed and delivered                   SOUTHWEST MORTGAGE CORPORATION, a
in the presence thereof:                       Florida corporation

/s/ Lori Witherspoon                           /s/ E.L. Fox
-------------------------------                ---------------------------------
Witness 6505 Belle Terre Road                  E.L. Fox, PRESIDENT
        New Port Richey, FL                    5623 U.S. 19, Suite 217
                                               New Port Richey, FL 34652

Lori Witherspoon
-------------------------------
Printes name


/s/ Christine M. Keirenicsis
-------------------------------
Witness 4538 Bartlett Road
        Holiday, Florida 34653

Christine M. Keirenicis
-------------------------------
Printed Name

STATE OF FLORIDA
COUNTY OF PASCO

         HEREBY CERTIFY that on this day, before me, an officer duly authorized to administer oaths and take acknowledgments, personally appeared, E.L. Fox, President of Southwest Mortgage Corporation, a Florida corporation, known to me to be the person described in and who executed the foregoing instrument, who acknowledged before me that he executed the same, and an oath was not taken, personally known to me.

         WITNESS my hand and official seal in the County and State last aforesaid this 30th day of June, 1997.

Delores K. Witherspoon
-------------------------------
Notary Public, State of Florida

                                               My Commission Expires:
                                               1/30/98
                                               Bonded by Service Ins.
                                                  No. CC330467

                            BUYER'S CLOSING STATEMENT


BUYER:         Mobilevest, Inc.
SELLER:        Southwest Mortgage Corporation
CLOSING DATE:  07/30/97
PROPERTY:      Barnette Estates, 16 lots, Citrus Cty

                                                             Charge            Credit
                                                             ------            ------
Contract Sales Price                                       180,000.00
Transfer of equity                                                           180,000.00
Recording:  Deed $78.00; Mtg. $0.00; Release $0.00
   (out of the total)                                           78.00
Documentary Stamps on Deed                                   1,260.00
Payment of 1995 Property Taxes - July Amt                    1,785.55
Payment of 1996 Property Taxes - July Amt                    1,586.33


SUBTOTALS:                                                 184,709.88        180,000.00
AMOUNT DUE FROM BUYER:                                                         4,709.88


TOTALS:                                                    184,709.88        184,708.88

         Buyer approves this closing statement and directs disbursement of all funds according to it.

                                  WARRANTY DEED

         This Warranty Deed, made the 30th day of June, 1997, by SOUTHWEST MORTGAGE CORPORATION, a Florida corporation, whose post office address is 5623 U.S. Highway 19, Suite 217, New Port Richey, Florida 34652, hereinafter called the Grantor, to MOBILEVEST, INC., whose post office address is 5623 U.S. Highway 19, Suite 217, New Port Richey, Florida 34652, hereinafter called the Grantee. (Wherever used herein the term "Grantee" and "Grantor" include all the parties to this instrument and the heirs, legal representatives, and assigns of individuals, and the successors and assigns of corporations, wherever the context so admits or requires.)

         WITNESSETH, That the Grantor, for and in consideration of the sum of Ten Dollars ($10.00), and other valuable considerations, receipt whereof is hereby acknowledged, hereby grants, bargains, sells, aliens, remises, releases, conveys and confirms unto the Grantee all that certain land situate in Highlands County, State of Florida.

         All of Lot Forty Four (44), of Lake View Park Tract, Section 33, Township 34 South, Range 29 East, as per plat recorded in Transcript Book, page 11, of the Public Records of Highlands County, Florida; and in Plat Book 3, page 4, of the Public Records of DeSoto County, Florida (of which Highlands County was formerly a part). Being one and the same legal as described in Official Records Book 1129, page 1556, and in O.R. Book 1129, page 1558, and in O.R. Book 1129, page 1560, of the Public Records of Highlands County, Florida.

         Subject to a mortgage deed as recorded in Official Records Book 1240, at page 1289 and modified in Official Records Book 1307, at page 865, of the Public Records of Highlands County, Florida. (Balance of $400,000.00)

         Subject to all reservations, easements, restrictions and assessments of record, if any.

         TOGETHER, with all tenements, hereditaments and appurtenances thereto belonging or in anywise appertaining.

         TO HAVE AND TO HOLD, the same in fee simple forever.

         AND the Grantor hereby covenants with said Grantee that the Grantor is lawfully seized of said land in fee simple, that the grantor has good right and lawful authority to sell and convey said land, and hereby warrants the title to said land and will defend the same against the lawful claims of all persons whomsoever; and that said land is free of all encumbrances, except taxes accruing subsequent to December 31, 1998.

         IN WITNESS WHEREOF, the said Grantor has signed and sealed these presents the day and year first above written

Signed, sealed and delivered                   SOUTHWEST MORTGAGE CORPORATION, a
in the presence thereof:                       Florida corporation

/s/ Lori Witherspoon                           /s/ E.L. Fox
-------------------------------                ---------------------------------
Witness 6505 Belle Terre Road                  E.L. Fox, PRESIDENT
        New Port Richey, FL                    5623 U.S. 19, Suite 217
                                               New Port Richey, FL 34652

Lori Witherspoon
-------------------------------
Printes name


/s/ Christine M. Keirenicsis
-------------------------------
Witness 4538 Bartlett Road
        Holiday, Florida 34653

Christine M. Keirenicis
-------------------------------
Printed Name

                            BUYER'S CLOSING STATEMENT


BUYER:        Mobilevest, Inc.
SELLER:       Southwest Mortgage Corporation
CLOSING DATE: 07/30/97
PROPERTY:     Lot 44, Lake View Park Tract

                                                             Charge             Credit
                                                             ------             ------
Contract Sales Price                                       875,000.00
Transfer of equity                                                           875,000.00
Recording:  Deed $78.00; Mtg. $0.00; Release $0.00
   (out of the total)                                           10.50
Documentary Stamps on Deed                                   1,400.00
Payment of 1995 Property Taxes - July Amt                    6,125.00
Payment of 1996 Property Taxes - July Amt                   11,945.49


SUBTOTALS:                                                 894,480.99
                                                                             ----------
AMOUNT DUE FROM BUYER:                                                        19,480.99


TOTALS:                                                    894,480.99        894,480.99

         Buyer approves this closing statement and directs disbursement of all funds according to it.

CONTRACT FOR SALE AND PURCHASE


PARTIES: MARY STEWART ("Seller"), of CLINCH LAKE PARKS, FROSTPROOF, FLORIDA (Phone) ____________ and MOBILEVEST INC. ("Buyer") of 5623 U.S. 19, SUITE 217, NEW PORT RICHEY, FLORIDA 34652 (Phone) 727-845-8596 hereby agree that Seller shall sell and Buyer shall buy the following described Real Property and Personal Property (collectively "Property") upon the following terms and conditions, which include Standards for Real Estate Transactions ("Standard(s)") on the reverse side hereof or attached hereto and riders and addenda to this Contract for Sale and Purchase ("Contract").

10.      DESCRIPTION:

         a. Legal description of the Real Property located in POLK County, Florida:

                  TWO ADULT MOBILE HOME PARKS, CONSISTING OF 145 spaces, 88 MH Spaces and 57 R.V. spaces, see exhibit "A" for legal description

         b.             Street address, city, zip, of the Property is:
                        CINCH LAKE, FROSTPROOF, FLORIDA

         c. Personal Property: ALL PERSONAL PROPERTY RELATIVE TO OPERATION AND MAINTENANCE OF TWO PARKS, INCLUDING BUT NOT LIMITED TO OFFICE EQUIPMENT, MOWERS, WASTE WATER TREATMENT PLANT ECT.

11.      PURCHASE PRICE:..............................................$1,200,000
                                                                      ----------
         PAYMENT:

         a.             Deposit held in escrow by ATTY DONALD B. McKAY
                  (see addendum) in the amount of.....................$    5,000
                                                                      ----------

         b.             Additional escrow deposit to be made within
                  -0- days after Effective Date (as defined in
                  Paragraph 111) in the amount of.....................$      -0-
                                                                      ----------

         c.       Subject to AND assumption of existing mortgage in
                  good standing in favor of N/A N/A having an
                  approximate present principal balance of............$
                                                                      ----------

         d.       Purchase money mortgage and note to Seller (see
                  addendum) in the amount of WRAP.....................$  850,000
                                                                      ----------

         e.             Other: SEE ADDENDUM FOR TERMS.................$ 250.000
                                                                      ----------

         f.             Balance to close by U.S. cash, LOCALLY DRAWN
                  certified or cashier's check or third-party loan,
                  subject to adjustments or prorations................$   95,000
                                                                      ----------

12. TIME FOR ACCEPTANCE OF, OFFER; EFFECTIVE DATE, FACSIMILE: If this offer in not executed by and delivered to all parties OR FACT OF EXECUTION communicated In writing between the parties on or before JULY 29, 1998, the deposit(s) will, at Buyer's option, be returned and this offer withdrawn. The date of Contract ("Effective Date") will be the date when the last one of the Buyer and Seller has signed this offer. A facsimile copy of this Contract and any signatures hereon shall be considered for all purposes as originals.

13. FINANCING: The existing mortgage described in Paragraph II(c), above, has (CHECK ONLY ONE): |_| a variable interest rate; or |_| a fixed interest rate of N/A % per annum. At time of title transfer, some fixed interest rates are subject to increase; if increased, the rate shall not exceed N/A % per annum. Seller shall, within N/A days after Effective Date, furnish a statement from each mortgagee stating the principal balance, method of payment, interest rate and status of mortgage. If Buyer has agreed to assume a mortgage which requires approval of Buyer by the mortgagee for assumption, then Buyer shall promptly obtain the necessary application and diligently complete and return it to the mortgagee. Any mortgaged charge(s) not to exceed $ N/A shall be paid by Buyer, If Buyer is not accepted by mortgagee or the requirements for assumption are not in accordance with the terms of this Contract or mortgagee makes a charge in excess of the stated amount, Seller or Buyer may rescind this Contract by written notice to the other party, unless either elects to pay the increase in interest rate or excess mortgage charges.

14. TITLE EVIDENCE: At least 15 days before closing date, but no earlier than 15 days after Seller receives written notification that Buyer has obtained the loan commitment or has been approved for the loan assumption as provided in Paragraphs IV(a) or (b), above, or, if applicable, waived the financing requirements, (CHECK ONLY ONE): |_| Seller shall, at Seller's, expense, deliver to Buyer or Buyer's attorney; or |_| Buyer shall at Buyer's expense obtain (CHECK ONLY
         ONE): |_| abstract of title; or |X| title insurance commitment (with legible copies of instruments listed as exceptions attached thereto) and, after closing, an owner's policy of title insurance.

15. CLOSING DATE: This transaction shall be closed and the deed and other closing papers delivered on AUGUST 31, 1998, unless modified by other provisions of this Contract.

16. RESTRICTIONS; EASEMENTS; LIMITATIONS: Buyer shall take title subject to: comprehensive land use plans, zoning, restrictions, prohibitions and other requirements imposed by governmental authority; restrictions and matters appearing on the plat or otherwise common to the subdivision; public utility easements of record (easements are to be located contiguous to Real Property lines and not more than 10 feet in width as to the rear or front lines and 7-1/2 feet in width as to the side lines, unless otherwise stated herein); taxes for year of closing and subsequent years; assumed mortgages and purchase money mortgages, if any (if additional items, see addendum); provided, that there exists at closing no violation of the foregoing and none prevent use of the Property for MOBILE HOME PARK purpose(s).

17. OCCUPANCY: Seller warrants that there are no parties in occupancy other than Seller; but if Property is intended to be rented or occupied beyond closing, the fact and terms thereof and the tenant(s) or occupants shall be disclosed pursuant to Standard F. Seller shall deliver occupancy of Property to Buyer at time of closing unless otherwise stated herein. If occupancy is to be delivered before closing, Buyer assumes all risks of loss to Property from date of occupancy, shall be responsible and liable for maintenance from that date, and shall be deemed to have accepted Property in its existing condition as of time of taking occupancy unless otherwise stated herein.

18. TYPEWRITTEN OR HANDWRITTEN PROVISIONS: Typewritten or handwritten provisions, riders and addenda shall control all printed provisions of this Contract in conflict with them.

19. RIDERS: (CHECK those riders which are applicable AND are attached to this Contract):

    a.       |_| COASTAL CONSTRUCTION CONTROL LINE
    b.       |_| CONDOMINIUM
    c.       |_| FOREIGN INVESTMENT IN REAL PROPERTY TAX ACT
    d.       |_| VA/FHA
    e.       |_| INSULATION
    f.       |_| "AS IS"
    g.       |_| HOMEOWNERS' ASSOCIATION DISCLOSURE
    h.       |_| RESIDENTIAL LEAD-BASED HAZARD DISCLOSURE
    i.       |X| SEE ADDENDUM

20. ASSIGNABILITY: (CHECK ONLY ONE): Buyer |_| may assign and thereby be released from any further liability under this Contract; |_| may assign but not be released from liability under this Contract; or |X| may not assign this Contract.

21.      DISCLOSURES:

         a. Radon is a naturally occurring radioactive gas that when accumulated in a building in sufficient quantities may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding Radon or Radon testing may be obtained from your County Public Health Unit.

         b. Buyer may have determined the energy efficiency rating of the residential building, if any is located on the Real Property.

         c. It the Real Property includes pre-1978 residential housing then Paragraph X (h) is mandatory.

22. MAXIMUM REPAIR COSTS: Seller shall not be responsible for payments in excess of:

         a. $ NONE for treatment and repair under Standard D (if blank, then 2% of the Purchase Price).

         b. $ NONE for repair and replacement under Standard N (if blank, then 3% of the Purchase Price).

23. SPECIAL CLAUSES; ADDENDA: If additional terms are to be provided, attach addendum and CHECK HERE |_|.

THIS IS INTENDED TO BE A LEGALLY BINDING CONTRACT. IF NOT FULLY UNDERSTOOD, SEEK THE ADVICE OF AN ATTORNEY PRIOR TO SIGNING.

THIS FORM HAS BEEN APPROVED BY THE FLORIDA ASSOCIATION OF REALTORS AND THE FLORIDA BAR.

Approval does not constitute an opinion that any of the terms and conditions in this Contract should be accepted by the parties in a particular transaction. Terms and conditions should be negotiated based upon the respective interests, objectives and bargaining positions of all interested persons.
                        COPYRIGHT 1995 BY THE FLORIDA BAR
                     AND THE FLORIDA ASSOCIATION OF REALTORS

     MOBILEVEST INC.                 7/27/98                   MARY STEWART             7/31/98
  ---------------------             ----------               ----------------          ----------
         (Buyer)                      (Date)                     (Seller)                (Date)

Social Security or Tax I.D. # 59 304 8510              Social Security or Tax I.D. # ###-##-####
                              -----------                                            -----------

/s/ Edgar L. Fox                     7/27/98          /s/ Mary Stewart                  7/31/98
------------------------------      ----------        -----------------------          ----------
Edgar L. Fox, President, Buyer        (Date)                 (Seller)                    (Date)

Social Security or Tax I.D. #                          Social Security or Tax I.D. #
                              -----------                                            -----------

Deposit under Paragraph II(a) received; IF OTHER THAN CASH, THEN SUBJECT TO
CLEARANCE.                                                   (Escrow Agent)

BROKER'S FEE: The brokers named below, including listing and cooperating brokers, are the only brokers entitled to compensation in connection with this
Contract:

Name:
         Listing Broker                        Cooperating Brokers, if any

                   ADDENDUM TO CONTRACT FOR SALE AND PURCHASE


         This is an addendum to that Contract for Sale and Purchase dated July 24, 1998, between MARY STEWART, hereafter referred to as the "Seller" and MOBILEVEST, INC., and Edgar L. Fox, individually, hereafter referred to as the "Buyer" for that property known as Clinch Lake Mobile Home Park, Frostproof, Polk County, Florida.

         WHEREAS, the Seller desires to sell said real property and Buyer desires to offer this Purchase Agreement, Buyer and Seller agree to the following addendum:

              i.     The contract is subject to the following, which shall occur within fifteen (15) days from the date that the last of the parties execute the contract and this addendum.

                  (1)         An on site inspection of the property.

                  (2)         A review of the financial records of Clinch Lake
                           Mobile Home Parks and approval of same by Buyer.

                  (3)         The Seller is to furnish to the Buyer an inventory
                           of all personal property, equipment and vehicles pertinent to the operation of the Park.

                  (4)         Verification that the drinking water and Waste
                           Water Treatment Plants comply with and conform to all applicable regulatory standards and ordinances.

                  (5)         A review and copy of an existing survey and any
                           mortgages or encumbrances against the property.

                  (6)         Receipt and review of Park Prospectus and a review
                           of documents which reflect the income and revenues generated.

             ii.     The $5,000.00 (Five Thousand Dollar) earnest money deposit will be put in escrow upon the acceptance of the contract and addendum by both parties.

            iii.     At closing, the $5,000.00 (Five Thousand Dollar) escrow
                  deposit, plus the $95,000.00 (Ninety-five Thousand Dollar) balance due, shall be paid to Seller.

             iv.     Buyer shall deliver to Sellers an $850,000.00 (Eight
                  Hundred and Fifty Thousand Dollar) wrap-around mortgage, with an interest rate of nine percent (9%) on a one hundred and sixty-five (165) month amortization schedule, with a monthly payment of $9,000.00 (Nine Thousand Dollars). Mortgage shall balloon in four (4) years with no penalty for prepayment before that time.

              v.     Buyer shall also deliver to Seller, one (1) year from the
                  closing date, an additional $50,000.00 (Fifty Thousand Dollars) in cash, bearing an annual interest rate of six percent (6%).

             vi.     Buyer shall deliver to Seller 200,000 shares of Mobilevest,
                  Inc., stock, selling on the NASDAQ exchange. This stock is restricted for two (2) years. At the end of two (2) years, Seller has the option to keep the stock or Buyer will guarantee a purchase a buy-out of ($300,000.00) Three Hundred Thousand Dollars.

            vii.     Seller shall complete all survey and plot plans presently
                  in progress that are required for licensing. Upon completion, Buyer shall be provided with copies.

           viii. At closing the Buyer agrees to bear the cost of documentary stamps and title insurance. The amount of which may be reduced by the Buyer from the amount due the Seller in 15 above.

         The parties acknowledge that the tenants in the Parks herein to be conveyed pay rent on month-to-month basis and, therefore, there shall be no proration of rents at closing.

             ix.     At closing the Buyer shall execute a purchase money
                  mortgage with standard wraparound provisions.

              x.     The parties acknowledge that the property is presently
                  encumbered by a first mortgage delivered by Arlene P. Goodwin to American Bank and Trust of Polk County, together with a purchase money second mortgage from Hugh Stewart, Sr., Trustee to Arlene P. Goodwin. Buyer shall indemnify and hold the Seller harmless from any and all damages, including costs and attorney fees which the Seller might incur as a result of a declaration of default and an institution of foreclosure, or other proceedings due to the transfer of the property by the Seller to the Buyer.

             xi.     At closing, Edgar L. Fox, a single man, shall execute a
                  document personally guaranteeing the Buyer's obligations and liabilities to the Seller.

            xii.     All provisions of the Contract for Sale and Purchase not
                  specifically amended herein, shall remain in full force and effect as noted therein.

           xiii. This Addendum, upon its execution by both parties, is herewith made an integral part of the aforementioned Contract.